SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 23, 2003

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	93-0609074
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon  97205-3303
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (503) 821-5100

Item 7.    Financial Statements and Exhibits

(c)  Exhibits.

99.1         Press release of LP dated April 23, 2003 reporting LP’s earnings for the first quarter 2003.

Item 12.       Disclosure of Results of Operations and Financial Condition
(provided under “Item 9. Regulation FD disclosure)

The information required by Item 12 is being provided under Item 9 pursuant to the Securities and Exchange commissions (“SEC”) interim filing guidance provided in SEC press release No. 2003-41.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC release No. 33-8216. The information in this Form 8-K the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 23, 2003, Louisiana-Pacific Corporation issued a press release announcing financial results for the quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of LP dated April 23, 2003 reporting LP’s earnings for the first quarter 2003.

SIGNATURES

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

Date: April 23, 2003	By: /s/ Mark A. Suwyn
Mark A. Suwyn
Chairman and Chief Executive Officer

Date: April 23, 2003	By: /s/ Curtis M. Stevens
Curtis M. Stevens
Executive Vice President and Chief Financial
Officer
(Principal Financial Officer)